Exhibit 99.2

*USE TO TENDER TAM ADSs ONLY*

LETTER OF TRANSMITTAL

To Offer to Exchange

each

common share and preferred share

of

TAM S.A.

represented by

American Depositary Shares

for

0.90 of a common share of

LAN Airlines S.A.

represented by

American Depositary Shares

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS FOR TENDERS OF TAM ADSs WILL EXPIRE AT 5:00 P.M. EASTERN TIME (6:00 P.M. SÃO PAULO TIME) (THE “EXPIRATION TIME”) ON THE EXPIRATION DATE, UNLESS THE EXCHANGE OFFER IS EXTENDED. THE EXPIRATION DATE IS CURRENTLY                     , 2012, BUT THIS DATE WILL CHANGE IF THE EXCHANGE OFFER IS EXTENDED.

The US Exchange Agent for the Exchange Offer is

[JPMORGAN CHASE BANK, N.A. LOGO]

By Mail to:	By Overnight Courier or Hand Delivery to:
JPMorgan Chase Bank, N.A. Voluntary Corporate Actions P.O. Box 64854 St. Paul, MN 55164-0854	JPMorgan Chase Bank, N.A. Voluntary Corporate Actions 161 North Concord Exchange South St. Paul, MN 55075

1.	DESCRIPTION OF ADSs TENDERED

Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank, exactly as name(s) appear(s) on American Depositary Receipt(s))	ADSs Tendered (Attach additional signed list if necessary)
	Type and Class	Serial Number(s)	Total Number of ADSs Represented by ADR(s)	Total Number of ADSs Tendered(1,2)

Total ADSs Tendered

(1)    If TAM ADSs are held in Book-Entry form or in Global Invest Direct, you must indicate the number of TAM ADSs you are tendering.

(2)    Unless otherwise indicated, all TAM ADSs represented by TAM ADRs delivered to the U.S.exchange agent will be deemed to have been tendered. See Instruction 4.

2.	STATEMENT IN AGREEMENT OR DISAGREEMENT WITH THE CANCELLATION OF TAM S.A.’s REGISTRATION AS A PUBLICLY-HELD COMPANY IN BRAZIL

The Registered Holder listed in the box entitled “Description of ADSs Tendered” hereby: (please select only one box)

☐       is tendering the TAM ADSs described above under the box entitled “Description of Shares Tendered” and expressly agrees with the cancellation of TAM S.A.’s registration as a publicly-held company in Brazil.

☐       is not tendering TAM ADSs but expressly agrees with the cancellation of TAM S.A.’s registration as a publicly-held company in Brazil.

☐       expressly disagrees with the cancellation of TAM S.A.’s registration as a publicly-held company in Brazil. You will not be treated as a “disagreeing shareholder,” however, if you indicate on this letter of transmittal that you disagree with the deregistration of TAM as a public company in Brazil with CVM but you also validly tender into, and do not withdraw your TAM ADSs and/or TAM shares from, the exchange offer. In addition, if you hold your TAM ADSs in book-entry form and you instruct your broker, dealer, commercial bank, trust company or other nominee to indicate that you “agree” or “disagree” with the deregistration of TAM as a public company in Brazil with CVM and not to tender your TAM ADSs in the exchange offer, your TAM ADSs will be transferred by book-entry transfer to another account at DTC and you will be unable to transfer your TAM ADSs during the exchange offer unless you instruct your broker, dealer, commercial bank, trust company or other nominee to withdraw your instruction.

Delivery of this letter of transmittal to an address other than as set forth above will not constitute valid delivery to the US exchange agent. You must sign this letter of transmittal in the appropriate space provided therefor below, with the signature guaranteed if required, and complete the substitute W-9 set forth below, if required. The instructions set forth in this letter of transmittal should be read carefully and in their entirety before this letter of transmittal is completed.

Holders of TAM ADSs (as defined below) who hold their TAM ADSs directly in the form of TAM American Depositary Receipts (“TAM ADRs”) or in book-entry form on the books of the TAM Depositary should use this letter of transmittal to tender their TAM ADSs into the exchange offer through the US exchange agent pursuant to the offer to exchange/prospectus. Holders of TAM ADSs who hold their TAM ADSs indirectly through a broker, dealer, commercial bank, trust company or other nominee should request that such broker, dealer, commercial bank, trust company or other nominee deliver such holder’s TAM ADSs to the US exchange agent (i) if such TAM ADSs are evidenced by TAM ADRs registered in your name, in the form of the TAM ADRs, together with this letter of transmittal duly executed and properly completed or (ii) if such TAM ADSs are held in book-entry form by your broker, dealer, commercial bank, trust company or other nominee, by book-entry transfer to an account maintained by the US exchange agent at The Depository Trust Company (“DTC”) (in each case, as these procedures are described in the section of the offer to exchange/prospectus entitled “The Exchange Offer—Procedure for Tendering—Holders of TAM ADSs—Tender of TAM ADSs through the US Exchange Agent”). The letter of transmittal is not required to be submitted if the book-entry transfer includes the transmission of an agent’s message (as defined in the section of the offer to exchange/prospectus entitled “The Exchange Offer—Procedure for Tendering—Holders of TAM ADSs—Tender of TAM ADSs through the US Exchange Agent”), but even in this situation, the instructions to the letter of transmittal describe additional documents which tendering holders of TAM ADSs may be required to provide. By instructing your broker, dealer, commercial bank, trust company or other nominee to submit or request DTC to submit an agent’s message from DTC to the US Exchange Agent, you will be deemed to have confirmed that you have received, and agreed to be bound by the terms of, this Letter of Transmittal and that LAN and Holdco II may enforce such agreement against you. References herein to the undersigned shall also include brokers, dealers, commercial banks, trust companies and other nominees, and the customers for whom they may act, that utilize the ATOP system at DTC.

SIGNATURES MUST BE PROVIDED BELOW FOR THIS LETTER OF TRANSMITTAL AND FOR THE SUBSTITUTE FORM W-9 INCLUDED HEREWITH

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

The undersigned hereby tenders to Holdco II S.A. (“Holdco II”) the American Depositary Shares (“ADSs”) representing voting common shares of TAM S.A. (“TAM”, and such ADSs the “TAM common ADSs”) and/or the ADSs representing non-voting preferred shares of TAM (“TAM preferred ADSs,” and, together with TAM common ADSs, “TAM ADSs”) pursuant to Holdco II’s exchange offer to acquire all the outstanding TAM shares and TAM ADSs representing TAM shares that are not owned by the TAM controlling shareholders in exchange for the same number of newly issued common shares of Holdco II upon the terms and subject to the conditions set forth in the offer to exchange/prospectus, dated April     , 2012 (the “offer to exchange/ prospectus”), and in this letter of transmittal (which together, as they may be amended and supplemented from time to time, constitute the “exchange offer”), the receipt of which are hereby acknowledged. Terms used but not defined in this letter of transmittal that are defined in the offer to exchange/prospectus have the meaning given to such terms in the offer to exchange/prospectus.

The undersigned acknowledges that the exchange offer expires at 5:00 P.M. Eastern time (6:00 P.M. São Paulo time) on the expiration date, which is currently                     , 2012, but this date will change if the exchange offer is extended.

Upon the terms and subject to the conditions of the exchange offer (and, if the exchange offer is extended, amended or earlier terminated, the terms and conditions of any such extension, amendment or termination), and subject to, and effective upon, acceptance of TAM ADSs tendered herewith in accordance with the terms of the exchange offer, the undersigned hereby (1) sells, assigns and transfers to or upon the order of Holdco II all right, title and interest in and to all of the TAM ADSs tendered hereby (and any and all dividends, distributions, rights, other shares of TAM or other securities issued, paid, distributed or issuable, payable or distributable in respect thereof with a record date after the date on which the TAM ADSs and TAM Shares are accepted for exchange in the exchange offer (collectively, “Distributions”); (2) orders the registration of any TAM ADSs tendered by book-entry transfer that are accepted under the exchange offer to or upon the order of LAN or Holdco II; and (3) appoints the US exchange agent as attorney-in-fact of the undersigned with respect to such TAM ADSs (and any and all Distributions), with the full knowledge that the US exchange agent also acts as the agent of LAN and Holdco II, with full power of substitution (such power of attorney being an irrevocable power coupled with an interest), to perform the following functions on the undersigned’s behalf:

(a).	enter into an agreement with Holdco II, pursuant to which the US exchange agent will exchange the TAM ADSs accepted for exchange in the exchange offer and, in exchange therefor, subscribe for shares of Holdco II, which shares Holdco II will register in its share register in the name of JPMorgan Chase Bank, N.A., as the US exchange agent, for the account of the undersigned and all other investors whose TAM ADSs and TAM Shares are accepted for exchange in the exchange offer;

(b).	on the settlement date of the exchange offer, deliver to LAN, in its capacity of successor of Holdco II as a result of the Holdco II merger, the TAM ADSs validly tendered by the undersigned through the US exchange agent into, and not withdrawn from, the exchange offer;

(c).	provide LAN with delivery instructions so as to enable LAN to deposit with the custodian for the LAN ADR program the LAN common shares issued for the account of the undersigned in the Holdco II merger in exchange for the Holdco II shares issued for the account of the undersigned in the exchange offer;

(d).	instruct the LAN ADS depositary to issue American Depositary Shares representing the LAN common shares (collectively, “LAN ADSs”) issued for the account of the undersigned in the Holdco II merger and deposited pursuant to the preceding clause (c) and to deliver such LAN ADSs to the US exchange agent; and

(e).	deliver to the undersigned the LAN ADSs the US exchange agent receives pursuant to the preceding clause (d) after settlement of the exchange offer.

This power of attorney is granted in consideration of the acceptance of such TAM ADSs tendered in accordance with the terms of the exchange offer and is irrevocable unless and until the undersigned withdraws such TAM ADSs from the exchange offer. Such acceptance shall, without further action, revoke any prior powers of attorney granted by the undersigned at any time with respect to such TAM ADSs (and any and all Distributions), and no subsequent powers of attorney, proxies, consents or revocations may be given by the undersigned with respect thereto (and, if given, will not be deemed effective).

The undersigned understands that LAN and Holdco II will exchange 0.90 of a LAN ADS (each LAN ADS represents one LAN common share) for each TAM ADS accepted for exchange in the exchange offer, upon the terms and subject to the conditions of the exchange offer.

The undersigned hereby covenants, represents and warrants to LAN, Holdco II and the US exchange agent that:

(a).	the undersigned has full power and authority to accept the exchange offer and to sell, assign, and transfer the TAM ADSs in respect of which the exchange offer is being accepted or deemed to be accepted (and any and all Distributions in respect thereof);

(b).	when Holdco II accepts such TAM ADSs for exchange, LAN and Holdco II will acquire good title thereto, free and clear of all liens, charges, encumbrances and other third party interests, and together with all rights now or hereinafter attaching thereto, including, without limitation, voting rights and the right to receive all Distributions payable to a holder thereof; and

(c).	by tendering such TAM ADSs into the exchange offer, the undersigned approves and ratifies the exchange offer, the mergers and the other transactions contemplated by the transaction agreements.

The undersigned will, upon request, execute and deliver any additional documents deemed by the US exchange agent or LAN or Holdco II to be necessary or desirable to complete the sale, assignment and transfer of the TAM ADSs tendered hereby (and any and all Distributions).

All properly completed and duly executed letters of transmittal, TAM ADRs and any other required documents or, in the case of a book-entry transfer, all agent’s messages, delivered to the US exchange agent by the undersigned or on its behalf will be deemed, without any further action by the US exchange agent, to constitute acceptance by the undersigned of the exchange offer with respect to the TAM ADSs tendered therewith in the exchange offer upon the terms and subject to the conditions set forth in the offer to exchange/ prospectus and this letter of transmittal.

The undersigned recognizes that under certain circumstances set forth in the offer to exchange/prospectus, LAN or Holdco II may terminate or amend the exchange offer.

The undersigned acknowledges that there will be no guaranteed delivery process available to tender TAM ADSs.

For purposes of the exchange offer, the undersigned understands that LAN or Holdco II will be deemed to have accepted for exchange validly tendered TAM ADSs, or defectively tendered TAM ADSs with respect to which LAN or Holdco II has waived such defect, if, as and when LAN or Holdco II gives oral (promptly confirmed in writing) or written notice thereof to the US exchange agent.

All authority conferred or agreed to be conferred in this letter of transmittal shall survive the death or incapacity of the undersigned and any obligations or duties of the undersigned under this letter of transmittal shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the offer to exchange/prospectus, this tender of TAM ADSs is irrevocable unless and until the undersigned withdraws the tender of such TAM ADSs from the exchange offer.

The undersigned understands that the valid tender of TAM ADSs pursuant to the procedures described in the section of the offer to exchange/prospectus entitled “The Exchange Offer—Procedure for Tendering—Holders of TAM ADSs—Tender of TAM ADSs through the US Exchange Agent” and in the instructions hereto will constitute a binding agreement among the undersigned, LAN and Holdco II upon the terms and subject to the conditions of the exchange offer (and, if the exchange offer is extended, amended or earlier terminated, the terms or conditions of any such extension, amendment or termination). The undersigned recognizes that under certain circumstances set forth in the offer to exchange/prospectus, Holdco II may not be required to accept for exchange any of the TAM ADSs tendered hereby.

The undersigned understands that the delivery and surrender of the TAM ADSs is not effective, and the risk of loss of such TAM ADSs does not pass to the US exchange agent, until the US exchange agent receives the TAM ADSs with this letter of transmittal, properly completed and duly executed or an agent’s message, as applicable, together with all accompanying evidences of authority in form satisfactory to LAN and Holdco II and any other required documents.

Unless otherwise indicated below under “Special Issuance Instructions”, the undersigned hereby requests that the book-entry LAN ADSs and a check for cash paid in lieu of fractional LAN ADSs, and the return of any TAM ADRs evidencing TAM ADSs not tendered or not accepted for exchange, be registered or issued in the name(s) of the registered holder(s) appearing above in the box entitled “Description of ADSs Tendered”. Similarly, unless otherwise indicated below in the box entitled “Special Delivery Instructions”, the undersigned hereby requests that evidence of book-entry LAN ADSs and a check for cash paid in lieu of fractional LAN ADSs, and any TAM ADRs evidencing TAM ADSs not tendered or not accepted for exchange (and accompanying documents, as appropriate) be mailed to the address(es) of the registered holder(s) appearing above in the box entitled “Description of ADSs Tendered”. In the event that the boxes below entitled “Special Issuance Instructions” and “Special Delivery Instructions” are both completed, the undersigned hereby requests that the evidence of book-entry LAN ADSs and a check for cash paid in lieu of fractional LAN ADSs, and the return of any TAM ADRs evidencing TAM ADSs not tendered or not accepted for exchange, be registered or issued in the name(s) of, and any TAM ADRs or other evidence (and accompanying documents, as appropriate) be mailed to, the person(s) so indicated. Holders tendering TAM ADSs by book-entry transfer may request that TAM ADSs not exchanged be credited to such account at DTC as such holder may designate under “Special Issuance Instructions”. If no such instructions are given, any such TAM ADSs not exchanged will be returned by crediting the account at DTC designated below. The undersigned recognizes that neither LAN nor Holdco II have any obligation, pursuant to the “Special Issuance Instructions”, to transfer any TAM ADSs from the name of the registered holder(s) thereof if Holdco II does not accept for exchange any of the TAM ADSs so tendered.

SPECIAL ISSUANCE INSTRUCTIONS (See Instructions 1, 5, 6 and 7)

To be completed ONLY if the evidence of book-entry LAN ADSs or the check for cash payable in lieu of fractional LAN ADSs is to be issued or paid, as applicable, in the name of someone other than the undersigned.

Issue (please check, as applicable)

                    ☐ check                ☐ LAN ADSs to:

Name:

Address:

District/City /State/Country:

SPECIAL DELIVERY INSTRUCTIONS (See Instructions 1, 5, 6 and 7)

To be completed ONLY if the evidence of book-entry LAN ADSs or the check for cash payable in lieu of fractional LAN ADSs is to be sent to someone other than the undersigned or to an address other than the address of the registered holder(s) listed above in the box entitled “Description of ADSs Tendered”.

Mail (please check, as applicable)

                    ☐ check                 ☐ LAN ADSs to:

Name:

Address:

District/City /State/Country:

IMPORTANT

PLEASE COMPLETE AND SIGN BELOW

(Please Also Complete Accompanying Substitute Form W-9)

(Signature(s) of Registered Holders of TAM ADSs):

Dated:                      , 2012

(The above lines must be signed by the registered holder(s) of TAM ADSs exactly as the holder(s)’ name(s) appear(s) on the TAM ADRs evidencing its TAM ADSs or on a security position listing by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5 below.)

Name:

Capacity (Full Title):

Address:

Area Code and Telephone Number:

GUARANTEE OF SIGNATURE(S) FOR USE BY ELIGIBLE INSTITUTIONS ONLY (If required. See Instructions 1 and 5) APPLY MEDALLION GUARANTEE STAMP BELOW

INSTRUCTIONS TO LETTER OF TRANSMITTAL

Please read this information carefully.

1.	Guarantee of Signatures. Except as otherwise provided below, all signatures on the enclosed letter of transmittal must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in good standing in the Securities Transfer Agents Medallion Program, the NYSE Medallion Signature Program or the Stock Exchanges Medallion Program, or is otherwise an “eligible guarantor institution” (as defined in Rule 17ad-15 under the Exchange Act) (which we refer to collectively as “eligible institutions”). Signatures on the letter of transmittal need not be guaranteed (1) if the letter of transmittal is signed by the registered holder of the TAM ADSs to be tendered and the holder has not completed the box entitled “Special Issuance Instructions” herein or (2) if the TAM ADSs to be tendered are held for the account of an eligible institution. The names and addresses of the registered holders of TAM ADSs should be printed, if they are not already printed in the box entitled “Description of ADSs Tendered”, exactly as they appear on a security listing as the owner of the TAM ADSs.

2.	Requirements for Tender. This letter of transmittal is to be completed by holders of TAM ADSs either if TAM ADRs evidencing TAM ADSs are to be forwarded herewith or, unless an agent’s message is utilized, if delivery of the TAM ADSs is to be made by book-entry transfer pursuant to the procedures set forth herein and in the offer to exchange/prospectus. For a holder of TAM ADSs to validly tender such TAM ADSs pursuant to the exchange offer, a properly completed and duly executed letter of transmittal, together with any required signature guarantees or an agent’s message (in connection with book-entry transfer of the TAM ADSs) and any other required documents, must be received by the US exchange agent at one of its addresses set forth herein prior to the expiration time and either (i) TAM ADRs evidencing tendered TAM ADSs must be received by the US exchange agent or (ii) such TAM ADSs must be tendered pursuant to the procedure for book-entry transfer set forth herein and in the offer to exchange/prospectus, and a book-entry confirmation must be received by the US exchange agent, in each case prior to the expiration time.

THE METHOD OF DELIVERY OF TAM ADSs, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH DTC OR PURSUANT TO THE PROCEDURES OF THE BROKER, DEALER, COMMERCIAL BANK, TRUST COMPANY OR OTHER NOMINEE THROUGH WHICH YOU MAY HOLD YOUR TAM ADSs, IS AT THE ELECTION AND RISK OF THE TENDERING HOLDERS OF TAM ADSs, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE US EXCHANGE AGENT (INCLUDING, IN THE CASE OF BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY BY THE EXPIRATION TIME. DO NOT SEND ANY TAM ADRs, LETTERS OF TRANSMITTAL OR OTHER DOCUMENTS TO LAN OR HOLDCO II DIRECTLY.

Holdco II will not accept any alternative, conditional or contingent tenders, and no fractional TAM ADSs will be exchanged. By executing this letter of transmittal, the tendering holder of TAM ADS waives any right to receive any notice of the acceptance for exchange of the TAM ADSs.

3.	Inadequate Space. If the space provided herein under “Description of ADSs Tendered” is inadequate, the number of TAM ADSs in the form of TAM ADRs tendered and the serial numbers representing such TAM ADRs should be listed on a separate signed schedule and attached hereto.

4.

Partial Tenders. If fewer than all TAM ADSs represented by any TAM ADR delivered to the US exchange agent are to be tendered hereby, fill in the number of TAM ADSs that are to be tendered in the box entitled “Total Number of TAM ADSs Tendered”. In such cases, new TAM ADRs representing the TAM ADSs represented by the old TAM ADRs that were not tendered will be sent to the registered holder(s) at the address(es) listed above in the box entitled “Description of ADSs Tendered”, unless otherwise provided in the box(es) entitled “Special Delivery Instructions” and/or “Special Issuance Instructions” herein, as soon as practicable after the expiration date or the termination of the exchange offer. All TAM ADSs evidenced by TAM ADRs delivered to the US exchange agent will be deemed to have been tendered unless otherwise indicated.

5.	Signatures on letter of transmittal.

(a).	Exact Signatures. If this letter of transmittal is signed by the registered holder(s) of TAM ADSs tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the TAM ADRs evidencing such TAM ADSs without alteration, enlargement or any other change whatsoever.

(b).	Joint Holders. If any TAM ADSs tendered hereby are held of record by two or more persons, all such persons must sign this letter of transmittal.

(c).	Different Names on TAM ADRs. If any TAM ADSs tendered hereby are registered in different names, it will be necessary to complete, sign and submit as many separate letters of transmittal as there are different registrations of such TAM ADSs.

(d).	Endorsements. If this letter of transmittal is signed by the registered holder(s) of the TAM ADSs tendered hereby, no endorsements of TAM ADRs or separate stock powers are required unless the issuance of LAN ADSs or payment in lieu of fractional LAN ADSs are to be made in the name of, or TAM ADSs not tendered or accepted for exchange in the exchange offer are to be returned to, any person other than the registered holder(s).

If this letter of transmittal is signed by a person other than the registered holder(s) of the TAM ADSs tendered hereby, TAM ADRs must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the TAM ADRs for such TAM ADSs. In such event, endorsements on any certificates or signatures on stock powers must be guaranteed by an eligible institution. See Instruction 1.

If this letter of transmittal or any TAM ADR representing TAM ADSs is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to LAN and Holdco II of such person’s authority to act must be submitted.

6.	Stock Transfer Taxes. Except as otherwise indicated in this Instruction 6, LAN will pay all United States stock transfer taxes payable with respect to the transfer of any TAM ADSs, or by its order, pursuant to the exchange offer. If, however, LAN ADRs evidencing LAN ADSs or book-entry LAN ADSs, or a check for cash paid in lieu of fractional LAN common shares, are to be registered or issued, as applicable, in the name of, or any TAM ADRs evidencing TAM shares and/or book-entry TAM ADSs not tendered or accepted for exchange in the exchange offer are to be returned to, any person(s) other than the registered holder(s), or if LAN ADRs evidencing LAN ADSs or book-entry LAN ADSs tendered herewith are registered in the name of any person(s) other than the person(s) signing this letter of transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such other person(s)) payable on account of the transfer to such other person(s) will be deducted from the offer price of the TAM ADSs acquired in the exchange offer or billed directly to the registered holder(s) or such other person(s) unless evidence satisfactory to LAN, Holdco II and the US exchange agent of the payment of such taxes, or exemption therefrom, is submitted.

7.

Special Issuance and Delivery Instructions. If the LAN ADSs and the check for cash payable in lieu of fractional LAN ADSs are to be registered or issued, as applicable, in the name of, or any TAM ADRs evidencing TAM ADSs not tendered or not accepted for exchange in the exchange offer are to be returned to, a person other than the registered holder(s) listed above in the box entitled “Description of ADSs Tendered”, or if the evidence of book-entry LAN ADSs and the check for cash payable in lieu of fractional

LAN ADSs are to be sent to someone other than the registered holder(s) listed above in the box entitled “Description of ADSs Tendered” or to an address other than that listed above in the box entitled “Description of ADSs Tendered”, the appropriate boxes on this letter of transmittal should be completed.

8.	Tax Identification Number. A holder that tenders Shares in the exchange offer provide the US exchange agent with his or her correct taxpayer identification number. In general, a holder’s taxpayer identification number will be the holder’s social security number (“SSN”), individual taxpayer identification number (“ITIN”) or employer identification number (“EIN”).

9.	Substitute Form W-9. Payments made to certain holders of TAM ADSs pursuant to the exchange offer may be subject to backup withholding. To avoid backup withholding, each US holder (as defined in the offer to exchange/prospectus) and, if applicable, each other payee, must provide the US exchange agent with such holder’s or payee’s correct taxpayer identification number and certify that such stockholder or payee is not subject to such backup withholding by completing the Substitute Form W-9 set forth below. If the US exchange agent is not provided with the correct taxpayer identification number, the holder or payee may be subject to a $50 penalty imposed by the Internal Revenue Service (IRS). Certain holders or payees (including, among others, corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order to satisfy the US exchange agent that a non-US holder qualifies as an exempt recipient, such holder or payee must submit a Form W-8BEN (or other applicable IRS Form W-8). Such forms can be obtained from the US exchange agent or at www.irs.gov. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if TAM ADSs are held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

Failure to complete the Substitute Form W-9 or any other applicable form will not, by itself, cause TAM ADSs to be deemed invalidly tendered, but may require the US exchange agent to withhold 28% of the amount of any payments made pursuant to the exchange offer. Backup withholding is not an additional U.S. federal income tax. Rather, the U.S. federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the IRS. Failure to complete and return the Substitute Form W-9 may result in backup withholding of 28% of any payments made to you pursuant to the exchange offer. Please review the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional details.

10.	Definition of U.S. Person. For federal tax purposes, you are considered a U.S. person if you are (1) an individual who is a U.S. citizen or U.S. resident alien, (2) a partnership, corporation, company or association created or organized in the United States or under the laws of the United States, (3) an estate (other than a foreign estate), or (4) a domestic trust (as defined in Regulation Section 301.7701-7).

11.	Irregularities. All questions as to the validity, form, eligibility (including time of receipt) and acceptance for exchange of any tender of TAM ADSs will be determined by LAN in its sole discretion, and its determination shall be final and binding to the fullest extent permitted by law. LAN reserves the absolute right to reject any and all tenders of TAM ADSs that it determines are not in proper form or the acceptance of or exchange for which may, in the opinion of its counsel, be unlawful. LAN also reserves the absolute right to waive any defect or irregularity in the tender of any TAM ADSs. No tender of TAM ADSs will be deemed to be validly made until all defects and irregularities in tenders of such TAM ADSs have been cured or waived by LAN. None of LAN, Holdco II or any of their respective affiliates or assigns, the information agent, the US exchange agent or any other person is or will be under any duty to give any notification of any defects or irregularities in the tender of TAM ADSs and none of them will incur any liability for failure to give any such notice. LAN’s interpretation of the terms and conditions of the exchange offer, including the letter of transmittal, will be final and binding to the fullest extent permitted by law.

12.	Requests for Additional Copies. Questions and requests for assistance or additional copies of the offer to exchange/prospectus, this letter of transmittal should be directed to the information agent at its address and telephone number set forth below.

13.	Lost, Destroyed or Stolen Certificates. If any TAM ADR evidencing TAM ADSs has been lost, destroyed or stolen, the investor should promptly notify the US exchange agent at 1-800-990-1135 if calling within the United States or 651-453-2128 if calling from outside the United States. The investor will then be instructed as to the steps that must be taken in order to replace the TAM ADRs. This letter of transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed TAM ADRs have been followed and completed.

IMPORTANT: THIS LETTER OF TRANSMITTAL, TOGETHER WITH ANY SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK ENTRY TRANSFER, AN AGENT’S MESSAGE, TAM ADRs EVIDENCING TENDERED TAM ADSs OR TAM ADSs IN BOOK-ENTRY FORM AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE US EXCHANGE AGENT PRIOR TO THE EXPIRATION TIME AND EITHER TAM ADRs REPRESENTING TENDERED TAM ADSs MUST BE RECEIVED BY THE US EXCHANGE AGENT OR TAM ADSs MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE PRIOR TO SUCH TIME.

The letter of transmittal and TAM ADRs representing TAM ADSs and any other required documents should be sent or delivered by each investor or such investor’s broker, dealer, bank, trust company or other nominee to the US exchange agent at one of its addresses set forth herein.

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REQUESTOR’S NAME: JP MORGAN CHASE BANK, N.A.

SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification Number and Certification

Name (as shown on your income tax return)

Business Name, if different from above

Check appropriate box:

☐ Individual/Sole Proprietor ☐ C Corporation ☐ S Corporation

☐ Partnership ☐ Trust/estate

☐ Limited Liability Company. Enter the tax classification (C=C corporation, S=S corporation

P = partnership).

☐ Other

Address

City, state, and ZIP code

PART 1—Taxpayer Identification Number—Please provide your taxpayer identification number in the box at right and certify by signing and dating below. The taxpayer identification number must match the name given on the “Name” line to avoid backup withholding. For individuals, this is your social security number (SSN) or individual taxpayer identification number. For entities, it is your employer identification number (EIN). If a sole proprietor or disregarded entity, see guidelines below. If awaiting a taxpayer identification number, write “Applied For.”

Social Security Number OR Employer Identification Number
PART 2—For Payees Exempt from Backup Withholding—Check the box if you are NOT subject to backup withholding ☐

PART 3—Certification—Under penalties of perjury, I certify that:

(1)    The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

(2)    I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3)    I am a U.S. citizen or a U.S. person (as defined in Instruction 10).

Certification Instructions.—You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. However, if after being notified by the IRS stating that you were subject to backup withholding you received another notification from the IRS stating you are no longer subject to backup withholding, do not cross out item 2.

The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

SIGNATURE	DATE

YOU MUST COMPLETE THE

FOLLOWING CERTIFICATE IF

YOU WROTE “APPLIED FOR” IN THE APPROPRIATE LINE IN

PART I OF THE SUBSTITUTE FORM W-9

REQUESTOR’S NAME: JPMORGAN CHASE BANK, N.A.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify, under penalties of perjury, that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate IRS Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number before payment is made, a portion of any reportable payments will be withheld.

Signature	Date

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ANY PAYMENT MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. FAILURE TO PROVIDE SUCH INFORMATION MAY RESULT IN A PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer—SSNs and ITINs have nine digits separated by two hyphens: i.e., 000-00-0000. EINs have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer. All “Section” references are to the Internal Revenue Code of 1986, as amended.

For this type of account:		Give the SOCIAL SECURITY (or individual taxpayer identification number) number of—
1.	An individual’s account	The individual

2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)

3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)

4.	a The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee(1)

4.	b So-called trust account that is not a legal or valid trust under state law	The actual owner(1)

5.	Sole proprietorship account or disregarded entity owned by an individual	The owner(3)

6.	Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulation Section 1.671-4(b)(2)(i)(A))	The grantor*

For this type of account:		Give the EMPLOYER IDENTIFICATION number of—
7.	Disregarded entity not owned by an individual	The owner

8.	A valid trust, estate or pension trust	The legal entity(4)

9.	Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation

10.	Association, club religious, charitable, educational, or other tax-exempt organization	The organization

11.	Partnership or multi- member LLC	The partnership

12.	A broker or registered nominee	The broker or nominee

13.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

14.	Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulation Section 1.671-4(b)(2)(i)(B))	The trust

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a number, that person’s number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s number.
(3)	You must show your individual name, but you may also enter your business or “doing business as” name. You may use either your social security number or employer identification number (if you have one).
(4)	List first and circle the name of the legal trust, estate, or pension trust. Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.

*Note:	Grantor must also provide a Form W-9 or Substitute Form W-9 to trustee of trust.
Note:	If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

Obtaining a Number

If you do not have a taxpayer identification number, apply for one immediately. To apply for an SSN, obtain Form SS-5, Application for a Social Security Card, at the local office of the Social Security Administration or get this form online at www.ssa.gov/online/ss-5.pdf or by calling 1-800-772-1213. You can apply for an EIN online at www.irs.gov/businesses by clicking on Employer ID Numbers under Business Topics. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can get Forms W-7 and SS-4 from the IRS by calling 1-800-TAX-FORM (1-800-829-3676) or from the IRS web site at www.irs.gov.

If you do not have a taxpayer identification number, write “Applied For” in Part 1, sign and date the form, and give it to the payer. For interest and dividend payments and certain payments made with respect to readily tradable instruments, you will generally have 60 days to get a taxpayer identification number and give it to the payer. If the payer does not receive your taxpayer identification number within 60 days, backup withholding, if applicable, will begin and continue until you furnish your taxpayer identification number.

Note: Writing “Applied For” on the form means that you have already applied for a taxpayer identification number or that you intend to apply for one soon. As soon as you receive your taxpayer identification number, complete another Substitute Form W-9, include your taxpayer identification number, sign and date the form, and give it to the payer.

CAUTION: Disregarded entity. Enter the owner’s name on the “Name” line. The name of the entity entered on the “Name” line should never be a disregarded entity. The name on the “Name” line must be the name shown on the income tax return on which the income will be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a domestic owner, the domestic owner’s name is required to be provided on the “Name” line. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity’s name on the “Business name” line. If the owner of the disregarded entity is a foreign person, you must complete the appropriate Form W-8.

Payees Exempt from Backup Withholding

Exempt payees described below should still file Substitute Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER IN PART 1, CHECK THE “EXEMPT” BOX IN PART 2 OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER. If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8, Certificate of Foreign Status.

The following is a list of payees that may be exempt from backup withholding on certain payments:

1.	An organization exempt from tax under Section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b)(7), if the account satisfies the requirements of Section 401(f)(2).

2.	The United States or any of its agencies or instrumentalities.

3.	A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.

4.	A foreign government or any political subdivision, agency or instrumentality thereof.

5.	An international organization or any agency or instrumentality thereof.

6.	A corporation.

7.	A foreign central bank of issue.

8.	A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

9.	A futures commission merchant registered with the Commodity Futures Trading Commission.

10.	A real estate investment trust.

11.	An entity registered at all times during the tax year under the Investment Company Act of 1940, as amended.

12.	A common trust fund operated by a bank under Section 584(a).

13.	A financial institution.

14.	A middleman known in the investment community as a nominee or custodian.

15.	A trust exempt from tax under Section 664 or described in Section 4947.

For interest and dividends, all listed payees are exempt except for those listed in item (9). For broker transactions, payees listed in (1) through (5), (7) through (13), C corporations and any person registered under the Investment Advisers Act of 1940 who regularly acts as a broker are exempt. Payments subject to reporting under Sections 6041 and 6041A are generally exempt from backup withholding only if made to payees described in items (1) through (7). However, the following payments made to a corporation (including gross proceeds paid to an attorney under Section 6045(f), even if the attorney is a corporation) and reportable on Form 1099-MISC are not exempt from backup withholding: (i) medical and health care payments, (ii) attorneys’ fees, and (iii) payments for services paid by a federal executive agency. Only payees described in items (1) through (5) are exempt from backup withholding for barter exchange transactions and patronage dividends.

Certain payments other than interest, dividends, and patronage dividends, which are not subject to information reporting are also not subject to backup withholding. For details, see the Regulations under Sections 6041,6041A, 6045, 6050A and 6050N.

Privacy Act Notice.—Section 6109 requires most recipients of dividend, interest, or certain other income to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of tax returns. The IRS may also provide this information to the Department of Justice for civil and criminal litigation and to cities, states and the District of Columbia to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, or to Federal and state agencies to enforce Federal nontax criminal laws and to combat terrorism. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold a portion of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1) Penalty for Failure to Furnish Taxpayer Identification Number.—If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information With Respect to Withholding.—If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) Criminal Penalty for Falsifying Information.—Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

(4) Misuse of Taxpayer Identification Numbers.—If the requester discloses or uses taxpayer identification numbers in violation of federal law, the requester may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE IRS

The US Exchange Agent for the Exchange Offer is

JPMORGAN CHASE BANK, N.A.

By Mail to:	By Overnight Courier or Hand-Delivery to:

JPMorgan Chase Bank, N.A. Voluntary Corporate Actions P.O. Box 64854 St. Paul, MN 55164-0854	JPMorgan Chase Bank, N.A. Voluntary Corporate Actions 161 North Concord Exchange South St. Paul, MN 55075

Questions or requests for assistance or additional copies of the offer to exchange/prospectus and this letter of transmittal may be directed to the information agent at the address and telephone numbers set forth below. Holders of TAM ADSs may also contact their broker, dealer, commercial bank or trust company for assistance concerning the exchange offer.

The Information Agent for the Exchange Offer is:

D.F. KING & CO., INC.

48 Wall Street

New York, New York 10005

Banks and Brokerage Firms, Please Call:

(212) 269-5550

Shareholders and All Others Call Toll-Free

1-800-859-8508